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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C. 20549

                               FORM 8-K
                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 15, 1998

                      American Express Master Trust
(Issuer in respect of the 6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2, the 5.375% Class A Accounts Receivable Trust
Certificates,  Series 1993-1,  the 7.15% Class A Accounts  Receivable Trust
Certificates,  Series 1994-1,  the 7.60% Class A Accounts  Receivable Trust
Certificates, Series 1994-2, the 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and the 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)
-------------------------------------------------------------------------
               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
                   -------------------------------------------
            (Exact name of registrant as specified in its charter)

                                     33-47812
                                     33-49106
                                     33-67502
                                     33-81634
                                    333-51045
     Delaware                       000-21424              13-3632012
----------------------------        ---------              ----------
(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)                                     File Numbers)
                                                      Identification No.)

200 Vesey Street, New York, New York                             10285
---------------------------------                                -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (212) 640-3975
                                                           --------------

                      American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
                -------------------------------------------
         (Exact name of registrant as specified in its charter)

    Utah                         000-21424-01             11-2869526
----------------------------     ------------             ----------
(State or other jurisdiction     (Commission             (IRS Employer
   of incorporation)            File Numbers)           Identification No.)

6985 Union Park Center, Midvale, Utah                           84047
-------------------------------------                           -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code        (801) 565-5000
                                                          ---------------
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Item 5.  Other Events

      Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated September 8, 1998 for the Distribution Date occurring on September 15, 1998 and the preceding Due Period from July 28 through August 27, 1998 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1993-1, 1994-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on
September 15, 1998, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on September
15, 1998, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description
------------                           -----------

Exhibit 20.1       Payment  Date  Statements   relating  to  interest
                   distributions  on  the  Class  A  Certificates,   Series
                   1993-1,  1994-1,  1994-2,  1994-3,  1996-1,  1996-2  and
                   1998-1, occurring on September 15, 1998.

Exhibit 20.2       Payment  Date  Statements   relating  to  interest
                   distributions  on  the  Class  B  Certificates,   Series
                   1992-2,  1993-1,  1994-1, 1994-2, 1994-3, 1996-1, 1996-2
                   and 1998-1, occurring on September 15, 1998.

Exhibit 99.1       Monthly  Servicer's  Certificate dated September 8,
                   1998 for the Distribution Date occurring on September 15, 1998 and the preceding Due Period from July 28 through August 27, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.




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                                 SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  September 15, 1998


                                     AMERICAN EXPRESS MASTER TRUST


                                     AMERICAN EXPRESS RECEIVABLES
                                     FINANCING CORPORATION,
                                     Transferor


                                     By:    /s/ Leslie R. Scharfstein
                                            ________________________
                                     Name:  Leslie R. Scharfstein
                                     Title: Vice President




                                     AMERICAN EXPRESS CENTURION BANK,
                                     Transferor


                                     By:    /s/ Rhonda Halpern
                                            ________________________
                                     Name:  Rhonda Halpern
                                     Title: Chief Financial Officer and
                                              Treasurer

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                              EXHIBIT INDEX
                              -------------


Designation                       Description                         Page
-----------                       -----------                         ----

Exhibit 20.1     Payment Date Statements relating to interest           5
                 distributions on the Class A Certificates, Series 1993-1, 1994-1, 1994-2, 1994-3, 1996-1,
                 1996-2 and 1998-1, occurring on September 15, 1998.


Exhibit 20.2     Payment Date Statements relating to interest           20
                 distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2, 1994-3,
                 1996-1, 1996-2 and 1998-1 occurring on
                 September 15, 1998.

Exhibit 99.1     Monthly Servicer's Certificate dated September 8,      37
                 1998 for the Distribution Date occurring on September 15, 1998 and the preceding Due Period from July 28 through August 27, 1998 provided to
                 The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.